UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (763) 551-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Approval of 2018 Stock Incentive Plan
On June 13, 2018 at the Christopher & Banks Corporation's (the "Company") Annual Meeting of Stockholders (the "Annual Meeting"), the stockholders of the Company approved the Company's 2018 Stock Incentive Plan (the "2018 Stock Plan"), which provides for the issuance to employees or officers of the Company and its affiliates of up to (i) 3,000,000 million shares of the Company's common stock, and (ii) any shares of the Company's common stock subject to any outstanding award under the Company's 2014 Stock Plan that after June 13, 2018 are not purchased, are forfeited or are reacquired by the Company due to termination or cancellation of such award.
A copy of the 2018 Stock Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the 2018 Stock Plan can be found in the Company's proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 3, 2018.
Item 8.01 Other Events.
Approval of Company's amended and restated 2013 Directors’ Equity Incentive Plan.
On June 13, 2018 at the Company’s Annual Meeting, the stockholders of the Company approved the Company's amended and restated 2013 Directors’ Equity Incentive Plan (the “Directors’ Plan"), which included authorizing additional shares under the Directors’ Plan.
A copy of the Directors’ Plan is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. A more detailed description of the Directors’ Plan can be found in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 3, 2018.
Approval of Form of Restricted Stock Award Agreement.
Effective June 13, 2018, the Board of Directors of the Company (the "Board") approved a form of Restricted Stock Award Agreement for use under the Directors' Plan (the “Award Agreement”).
A copy of the Award Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Award Agreement included in this Form 8-K is qualified in its entirety by reference to the attached Award Agreement.
Approval of Form of Restricted Stock Unit Agreement for Use with Director Stock Deferrals Under the Director Deferred Stock Plan.
Effective June 13, 2018, the Board approved a form of Restricted Stock Unit Agreement (the "RSU Agreement") for use under the Company's Director Deferred Stock Plan.
A copy of the RSU Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the RSU Agreement included in this Form 8-K is qualified in its entirety by reference to the attached RSU Agreement.
Awards of Restricted Stock and Restricted Stock Units to Newly Elected Directors.
Following their election as directors at the Annual Meeting, four of the six Non-Employee Directors were issued, effective as of the close of business on June 13, 2018, a restricted stock award of 50,000 shares of the Company's common stock on the date of grant (the "Awards") and subject to forfeiture restrictions as provided in the Award Agreement.
One of the six Non-Employee Directors was issued, effective as of the close of business day on June 13, 2018, a grant of 50,000 restricted stock units (the "RSUs") on the date of grant and subject to forfeiture restrictions as provided in the RSU Agreement.

The remaining Non-Employee Director, who is being separately compensated as a consultant, was not issued a grant of a restricted stock award.
The Award Agreement and RSU Agreement provide that the forfeiture restrictions will lapse as to all of the restricted shares or units on June 13, 2019 or, if earlier, the date of the Company's 2019 Annual Meeting of Stockholders.
The description of the Award Agreements is qualified in its entirety by reference to Award Agreements attached as Exhibits 10.3 and 10.4 to this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Christopher & Banks Corporation 2018 Stock Incentive Plan.

10.2	Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended effective June 13, 2018.

10.3	Form of Christopher & Banks Corporation Restricted Stock Award Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended.

10.4	Form of Christopher & Banks Corporation Restricted Stock Unit Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 18, 2018	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 13, 2018	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Christopher & Banks Corporation 2018 Stock Incentive Plan.

10.2	Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended effective June 13, 2018.

10.3	Form of Christopher & Banks Corporation Restricted Stock Award Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended.

10.4	Form of Christopher & Banks Corporation Restricted Stock Unit Agreement under the Christopher & Banks Corporation 2013 Directors' Equity Incentive Plan, as amended.

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